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                                                                    Exhibit 10.6

                              REVOLVING CREDIT NOTE


$15,000,000.00                                                September 26, 1996
                                                           Boston, Massachusetts


         FOR VALUE RECEIVED, the undersigned, TRITON SYSTEMS, INC., a Mississippi corporation, having an address of 522 Railroad Street, Long Beach, Mississippi (the "Borrower"), promises to pay to the order of THE FIRST NATIONAL BANK OF BOSTON, a national banking association (hereinafter, together with its successors in title and assigns the "Bank") at the head office of the Bank, at 100 Federal Street, Boston, Massachusetts, on September 26, 2001 or such earlier date on which this Note shall become due and payable pursuant to the terms hereof (the "Maturity Date"), the aggregate unpaid principal amount of the loans made by the Bank to the Borrower pursuant to the "Loan Agreement" (defined below), together with all accrued and unpaid interest and costs, expenses and charges due hereunder.

         The Borrower further promises to pay interest from the date hereof on the principal amount hereof from time to time unpaid at the rates and times and in all cases in accordance with the terms of the Loan Agreement.

         In addition, the Borrower further promises in accordance with the terms of the Loan Agreement to make principal repayments as and when provided therein.

         Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Revolving Credit Agreement of even date herewith between the Borrower and the Bank (the "Loan Agreement"). Unless otherwise provided herein, the rules of interpretation set forth in Section 1.2 of the Loan Agreement shall be applicable to this Note.

         All loans made by the Bank pursuant to the Loan Agreement and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such loan then outstanding shall be endorsed by the Bank on the schedule attached hereto or on a continuation of such schedule attached to and made a part hereof; provided, however, that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower under this Note, such Loan Agreement, or any other Loan Documents.

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         This Note is issued pursuant to, is entitled to the benefits of, and is subject to the provisions of the Loan Agreement. This Note is secured by the Security Documents. The principal of this Note is subject to prepayment in whole or in part in the manner and to the extent specified in the Loan Agreement.

         In case an Event of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Loan Agreement.

         The Borrower and all endorsers hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note and assent to the extensions of the time of payment or forbearance or other indulgence without notice.

         THIS NOTE AND THE OBLIGATIONS OF BORROWER HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         THE MAKER OF THIS NOTE HAS WAIVED A JURY TRIAL IN THE LOAN AGREEMENT REGARDING DISPUTES ARISING FROM OR IN CONNECTION WITH THIS NOTE AND THE TRANSACTION IN CONNECTION THEREWITH.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its corporate name as an instrument under seal by its duly authorized officer on the date and in the year first above written.

                                  TRITON SYSTEMS, INC.


                                  By: /s/Ernest L. Burdette
                                      -----------------------------------
                                      Name:  Ernest L. Burdette
                                      Title: President
                                      Hereunto Duly Authorized


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                         LOANS AND PAYMENTS OF PRINCIPAL


         Loans or payments of principal of this Note were made on the dates and in the amounts specified below:



            Amount           Amount of          Unpaid
              of             Principal         Principal           Notation
Date         Loan             Repaid            Balance            Made By
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